Exhibit 10.17

                           PRICE PROTECTION AGREEMENT

PRICE PROTECTION AGREEMENT (the "Agreement") is made as of May 1, 2002, by and among B. Twelve, Inc. a Florida corporation (the "Corporation"), and Credifinance Gestion S.A., a Switzerland corporation (the "Holder").

RECITALS
--------

WHEREAS, the Corporation and the Holder are entering into that certain Convertible Debenture - Series A and Security Agreement dated of even date herewith (the "Debenture") for the financing of the Corporation's use of proceeds as defined in the Debenture under Section 5.1(16);

WHEREAS, the Holder has made the Debenture closing conditional on the Corporation providing anti-dilution protection to the Holder,

WHEREAS, the Corporation has agreed to deliver additional Common Shares to the Holder for each share owned by the Holder on a fully diluted basis, as set out in in Schedule A to this Agreement, in the event that the Corporation is required to issue shares directly or indirectly at a price below the Purchase Price defined herein;

NOW THEREFORE, in consideration of the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Corporation and the Holder hereby agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

SECTION 1.1       DEFINITIONS.

As used in this Agreement, the following terms have the following meanings:

"affiliates" means, with respect to a specified Person, any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, including without limitation their stockholders and any Affiliates thereof. A Person shall be deemed to control a corporation or other entity if the Person possesses, directly or indirectly, the power to direct or cause the direction of the management and business of the corporation or other entity, whether through the ownership of voting securities, by contract, or otherwise.

"Business Day" means any day of the year, other than Saturday, Sunday or other day on which banks are required or authorized to close in Toronto, Ontario.

 "Common Shares" means the shares of $0.0001 par value of the Corporation designated as common shares in its certificate of incorporation dated March 5, 1999, as amended by certificates and articles of amendment, as such shares exist at the commencement of business on this date. "Common Share" is the singular of Common Shares.

"Medarex Agreement" means the Securities Acquisition Agreement dated January 15, 2001 between Medarex Inc. and the Corporation.

"Person" means an individual, partnership, corporation, trust, joint venture, joint stock company, limited liability company, association, unincorporated organization, Governmental Authority, or any other entity.

"Purchase Price" means the Purchase Price as defined in the Medarex Agreement, or $3.00 per Common Share.

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

"Securities Laws" means the Securities Act of 1933 and the securities laws of any state in the United States of America and the rules, regulations and policies of any U.S. securities regulatory authority administering such securities laws, as the same shall be in effect from time to time.

"Shareholders Agreement" means that certain Amended and Restated Unanimous Shareholders' Agreement dated January 15, 2001 by and among the Corporation and its shareholders, as amended from time to time.

                                    ARTICLE 2
                            ANTI-DILUTION PROVISIONS

SECTION 2.1.      DELIVERY OF ADDITIONAL COMMON SHARES.

(a) If, at any time or from time to time after the date hereof, the Corporation shall issue or sell any Common Shares (a "Change of Shares") for a consideration per share less than the Purchase Price (the "New Purchase Price"), then the Corporation shall be required to deliver to the Purchaser such number of additional Common Shares (the "Additional Shares") as shall be determined by dividing the Stated Amount by the New Purchase Price and then subtracting the number Common Shares which have been delivered to the Purchaser pursuant to the Agreement prior to any such Change of Shares. Purchaser shall not be required to pay any additional consideration for any such Additional Shares. Notwithstanding the foregoing, no adjustment in the number of shares deliverable hereunder shall be made as a result of the issuance or sale of Common Shares pursuant to the exercise of any options, warrants and convertible or exchangeable securities outstanding or in effect on the date hereof.

                   For the purposes of any adjustment to be made in accordance with this Section 2.1 (a) the following provisions shall be applicable:

                   (i) In case of the issuance or sale of Common Shares (or of other securities deemed hereunder to involve the issuance or sale of Common Shares) for a consideration part or all of which shall be cash, the amount of the cash portion of the consideration therefore deemed to have been received by the Corporation shall be (i) the subscription price, if Common Sharesare offered by the Corporation for subscription, or (ii) the public offering price (before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or any expenses incurred in connection therewith), if such securities are sold to the underwriters or dealers for public offering without a subscription offering, or (iii) the gross amount of cash actually received by the Corporation for such securities, in any other case.

                   (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any class of shares of the Corporation, and otherwise than on the exercise of options, rights or warrants or the conversion or exchange of convertible or exchangeable securities) of Common Shares (or of other securities deemed hereunder to involve the issuance or sale of Common Shares) for a consideration part or all of which shall be other than cash, the amount of consideration therefore other than cash deemed to have been received by the Corporation shall be the value of such consideration as determined in good faith by the Board of Directors of the Corporation.

                   (iii) Common Shares issuable by way of dividend or other distribution on any class of shares of the Corporation shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

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

                   (iv) The reclassification of securities of the Corporation other than Common Shares into securities including Common Shares shall be deemed to involve the issuance of such Common Shares for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such Common Shares shall be determined as provided in subsection (ii) of this Section 2.1 (a).

(b) The provisions of Section 2.1 (a) shall apply in case the Corporation shall at any time after the date hereof issue options, rights or warrants to subscribe for Common Shares, or issue any securities convertible into or exchangeable for Common Shares, for a consideration per share (determined as provided in Section
2.1 (a) above) less than the Purchase Price and the Corporation shall deliver to the Purchaser such additional Common Shares as determined by making the computation in accordance with the provisions of Section 2.1 (a) hereof

(c) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in this Section 2.1 (c), or in the price per share or ratio at which the securities referred to in Section 2.1 (c) are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, to the extent not theretofore exercised, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Corporation shall be deemed to have issued upon such date new options, rights, warrants or convertible or exchangeable securities.

(d) After each adjustment of the number of Common Shares deliverable by the Corporation pursuant to this Section 2.1, the Corporation will promptly prepare a certificate signed by the President, and by the Treasurer or the Secretary, of the Corporation setting forth: (i) the Purchase Price as so adjusted, (ii) the number of Common Shares deliverable after such adjustment, and (iii) a brief statement of the facts accounting for such adjustment.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

In addition to the representations and warranties supplied by the Corporation to the Holder in the Debenture, the Corporation hereby represents and warrants to the Holder as follows:

SECTION 3.1.      CAPITALIZATION OF THE CORPORATION

(a) Immediately prior to the closing of the Debenture, the authorized capital of the Corporation will consist of the classes and amounts set forth as follows:

                               1,000,000    Preferred Shares
                               25,000,000   Common Shares

(b) Except as contemplated by the Debenture, or otherwise set forth in Table 1 below, there are, and immediately after consummation of the closing of the Debenture there will be, no (i) outstanding warrants, options, agreements, convertible securities or other commitments or instruments pursuant to which the Corporation is or may become obligated to issue or sell any shares of its capital or other securities or (ii) preemptive or similar rights to purchase or otherwise acquire shares of the capital or other securities of the Corporation pursuant to any provision of Law, the Corporation's Organizational Documents or any Contract to which the Corporation, or to the Corporation's knowledge, any stockholder thereof is a party.


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


         TABLE 1: OUTSTANDING SECURITIES HELD IN TRUST OR UNEXERCISED (IMMEDIATELY PRIOR TO DATE OF DEBENTURE)
         --------------------------------------------------------------------------- --------------------------------
         Description of Issue                                                            Diluted Shares or Protected
                                                                                                               Value
         --------------------------------------------------------------------------- --------------------------------
         Outstanding Warrants                                                                                500,000
         --------------------------------------------------------------------------- --------------------------------
         Shares Held In Trust                                                                                250,000
         --------------------------------------------------------------------------- --------------------------------
         Shares held in trust by the Company but issued to Credifinance  Securities                           25,000
         Limited to be release on the  closing  of the  Debenture  and  immediately transferred to Credifinance Gestion S.A.
         --------------------------------------------------------------------------- --------------------------------
         Medarex Agreement - Anti-Dilution Protection                                                     $1,200,000
         --------------------------------------------------------------------------- --------------------------------


(c) All shares of the capital and other securities issued by the Corporation have been issued in transactions in accordance with applicable Laws governing the sale and purchase of securities.

                                    ARTICLE 4
                                  MISCELLANEOUS

SECTION 4.1.      SURVIVAL OF AGREEMENTS.

All agreements and covenants contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

SECTION 4.2.      REGISTRATION RIGHTS.

(a) The parties hereto agree that the Holder shall be entitled to the registration rights with respect to the Shares granted to all shareholders under the provisions of Article 11 of the Shareholders Agreement and such provisions are hereby incorporated herein by reference thereto as if fully set forth herein.

(b) The parties agree that the provisions of Article 11 of the Shareholders Agreement shall survive any termination of the Shareholders Agreement without limit as to time.

SECTION 4.3.      EXPENSES.

The Corporation will be responsible for the costs and expenses incurred in connection with this Agreement (including but not limited to accountants' fees, attorneys' fees and other expenses).

SECTION 4.4.      NO THIRD PARTY BENEFICIARIES.

Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns, personal representatives, heirs and estates, as the case may be. Without limiting the generality of the foregoing, all representations, covenants and agreements benefiting the Holder shall inure to the benefit of any and all subsequent holders from time to time of the Shares.

SECTION 4.5.       ENTIRE AGREEMENT.

This Agreement and the documents relating to the Debenture constitute the entire agreement among the parties hereto and supersede any prior understandings, agreements or representations by or among such parties, written or oral, that may have related in any way to the subject matter of any document.

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

SECTION 4.6.       SUCCESSORS AND ASSIGNS.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns, representatives, heirs and estate. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties.

SECTION 4.7.       COUNTERPARTS.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

SECTION 4.8.       NOTICES.

All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, telecopied, sent by nationally recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                   If to the Corporation, to:

                   B. Twelve, Inc.
                   C/O B. Twelve Limited
                   41A Avenue Road
                   Toronto, Ontario  M5R 2G3
                   Telephone:       (416) 955-0159
                   Telecopy:        (416) 364-1522
                   Attention:       Jean-Luc Berger, Ph.D.

                   If to the Holder, to

                   Credifinance Gestion S.A.
                   10 rue Pierre Fatio
                   CH-1201 Geneva

                   Attention:       Georges Benarroch

                   with a copy to:

                   Credifinance Securities Limited
                   41A Avenue Road
                   Toronto, Ontario  M5R 2G3
                   Telephone:       (416) 955-0159
                   Telecopy:        (416) 364-1522
                   Attention:       Brad Peech

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

All such notices and other communications shall be deemed to have been given and received (i) in the case of personal delivery, on the date of such delivery,
(ii) in the case of delivery by telecopy, on the date of such delivery, (iii) in the case of delivery by nationally recognized overnight courier, on the second business day following the date when sent and (iv) in the case of mailing, on the fifth business day following such mailing.

SECTION 4.9.       GOVERNING LAW.

This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida, without giving effect to principles of conflicts of laws.

SECTION 4.10.      AMENDMENTS AND WAIVERS.

No amendment or waiver of any provision of this Agreement shall be valid unless the same shall have been approved by the Corporation and the Holder. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any tights arising by virtue of any prior or subsequent such occurrence.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CORPORATION:           B. TWELVE INC.,
                       a Florida corporation

                       By:        ______________________________
                       Name:      Jean-Luc Berger, Ph.D.
                       Title:     President and Chief Executive Officer

HOLDER:                CREDIFINANCE GESTION S.A.
                       a Switzerland corporation

                       By:        ______________________________
                       Name:      Georges Benarroch
                       Title:     President


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

                                   SCHEDULE A
                                   ----------

                            CREDIFINANCE GESTION S.A.
                      OWNERSHIP POSITION IN B. TWELVE, INC.
         AS AT MAY 1, 2002 (IMMEDIATELY AFTER THE DATE OF THE DEBENTURE)

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SECURITY HELD:                                                                                           NUMBER HELD:

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
Common Shares of B. Twelve, Inc.                                                                            3,300,000

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Warrants to  purchase  one Common  Share of B. Twelve Inc. at an exercise  price of $1.00                     250,000
per share on or before June 1, 2003

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Warrants to  purchase  one Common  Share of B. Twelve Inc. at an exercise  price of $1.00                     250,000
per share on or before November 15, 2006

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$100,000 Secured Convertible  Debenture  convertible at any time into Common Shares of B.                     100,000
Twelve,  Inc. at a conversion  price of $1.00 per share.  The Debenture  matures on April
30, 2004.

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Stock  Options to purchase one Common  Share of B. Twelve,  Inc. at $1.00 per share on or                      25,000
before April 30, 2007.

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NUMBER OF SHARES PRICE PROTECTED UNDER THIS AGREEMENT ON A FULLY-DILUTED BASIS.                             3,925,000

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

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